UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2025

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 21, 2025, AstroNova, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Askeladden Capital Management LLC, a Texas limited liability company and Samir Patel (such parties collectively, the “Askeladden Parties”) pursuant to which the Company agreed to increase the size of its Board of Directors (the “Board”) to seven directors, to appoint Shawn Kravetz to as a director of the Company, and to include Mr. Kravetz as part of the Company’s slate of nominees for election to the Board at the 2025 annual meeting of shareholders. The Board determined that Mr. Kravetz satisfies the requirements to serve as an independent director of the Company under the requirements of the NASDAQ Global Market. Mr. Kravetz was appointed to serve on the Board’s Nominating and Governance Committee. The Company also agreed to nominate Mr. Kravetz for re-election as a director at the Company’s 2026 annual meeting of shareholders.

Under the terms of the Cooperation Agreement, the Askeladden Parties agreed that they will not enter into any agreement with, or compensate, Mr. Kravetz with respect to his role or service as a director of the Company. In addition, the Askeladden Parties confirmed that Mr. Kravetz is not associated with the Askeladden Parties.

During the term of the Cooperation Agreement and subject to the Askeladden Parties holding an aggregate beneficial ownership of shares of common stock of the Company equivalent to a net long position of at least five percent (5%) of the outstanding shares of common stock of the Company as of the date of the Cooperation Agreement, in the event Mr. Kravetz is unable or unwilling to serve as a director, resigns as a director, is removed as a director or ceases to be a director for any reason prior to the expiration of a stated cooperation period, then a new independent nominee selected by the Askeladden Parties and the Company shall be appointed to fill the vacant position on the Board.

The Cooperation Agreement also includes other customary voting, standstill non-disparagement, and other agreements that will continue for a stated cooperation period, including, among other things (in each case subject to various exceptions and limitations):

•

Restrictions on acquisitions of shares of the Company’s common stock that would result in the Askeladden Parties (together with their affiliates) having beneficial ownership, or aggregate economic or voting exposure to, more than 9.99% of the Company’s common stock outstanding at such time.

•

Standstill restrictions on the part of the Askeladden Parties relating to calling shareholder meetings, director nominations, shareholder proposals, proxy solicitations, changes to the Board, the formation of any group, certain public disclosures, proxy contests, other activist campaigns and related matters.

•

The Askeladden Parties agreed to vote all of their shares of the Company’s common stock (i) in favor of each director nominated and recommended by the Board for election at any annual meeting or, if applicable, any other meeting of shareholders of the Company held during the term of the Cooperation Agreement, (ii) against any shareholder nominations for directors that are not approved and recommended by the

Board for election at any such meeting, (iii) against any proposals or resolutions to remove any member of the Board and (iv) in accordance with the recommendations of the Board on all other proposals or business, other than business combination transactions or other similar extraordinary transactions.

•	Each party agreed not to make defamatory statements about the other party.

•	The Askeladden Parties agreed not to initiate any lawsuit against the Company, subject to certain exceptions.

•	The Company agreed to reimburse the Askeladden Parties for certain expenses in the aggregate amount of $236,508.

•

The Company agreed to use commercially reasonably efforts to maintain its listing on the NASDAQ Global Market and not to take any action for the purpose of terminating its registration under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”) or terminating its reporting obligations under Sections 13 or 15(d) of the Exchange Act.

•

The Company agreed that the Board will consider in good faith, after consultation with the Company’s management, the retention of consultants identified to the Company by the Askeladden Parties, provided that such consultants shall not be affiliates of any Askeladden Party.

•

The Company agreed that it will provide to the Askeladden Parties access to the Company’s management and the members of the Board on the same terms as it makes such persons available to other significant shareholders of the Company.

The cooperation period, including the standstill restrictions on the Askeladden Parties, will generally terminate the day after the Company’s 2026 annual meeting of shareholders. The standstill provisions may also terminate upon a breach of the Cooperation Agreement by the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

On August 21, 2025, pursuant to the terms of the Cooperation Agreement, Shawn Kravetz was appointed to the Board.

Mr. Kravetz, 55, is the President and Chief Investment Officer of Esplanade Capital LLC, an investment management company that he founded in 1999. Prior to founding Esplanade Capital, Mr. Kravetz served as a principal at the Parthenon Group, a strategic consulting firm, and as the Director of Strategic Planning and Corporate Development at CML Group, Inc., a specialty marketing company. Since June 2025, Mr. Kravetz has served on the board of directors of Spruce Power Holding Corp., an owner and operator of distributed solar energy assets. Mr. Kravetz previously served on the board of directors of Nevada Gold & Casinos Inc., from October 2016 until its acquisition by Maverick Gaming LLC in 2019. Mr. Kravetz holds a Bachelor of Arts degree in economics from Harvard College and a Masters in Business Administration from Harvard Business School.

Item 7.01	Regulation FD Disclosure.

On August 21, 2025, the Company issued a press release announcing the entry into the Cooperation Agreement. A copy of the press release is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Cooperation Agreement dated August 21, 2025 by and among AstroNova, Inc., Samir Patel and Askeladden Capital Management LLC.

99.1	Press release dated August 21, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: August 21, 2025	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer

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